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Joshua L. Haggerty

Equity Trader
Lindner Asset Management

(image) Joshua L. Haggerty is an Equity Trader for the Lindner Mutual Funds.

Mr. Haggerty was graduated from James Madison University in 1998, with a B.B.A. in Finance. Prior to his graduation, Josh enrolled as a Candidate in the Chartered Financial Analyst Program and is currently registered for the Level III exam.

During the summer following his graduation, Josh worked as an intern at Vantage Consulting Group. He was hired full-time by another investment firm as an equity analyst. In January 1999, Josh was reunited with Vantage Consulting Group when he joined the organization as a Trader. Since then his responsibilities have increased to include Co-Portfolio Manager of Vantage's Hedge Fund.

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